EXHIBIT 10.2
THIRD AMENDMENT TO CREDIT AGREEMENT, U.S. SECURITY AGREEMENT AND
SUBSIDIARIES GUARANTY
          THIS THIRD AMENDMENT TO CREDIT AGREEMENT, U.S. SECURITY AGREEMENT AND SUBSIDIARIES GUARANTY dated as of July 15, 2011 (this “Third Amendment”), among Endeavour International Corporation, a Nevada corporation, (“Holdings”), Endeavour Energy UK Limited, a United Kingdom private limited company (the “Borrower”), the Subsidiary Guarantors party hereto, the Lenders party hereto and Cyan Partners, LP, as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement referred to below.
W I T N E S S E T H:
          WHEREAS, Holdings, the Borrower, the Lenders from time to time party thereto and the Administrative Agent are parties to the Credit Agreement, dated as of August 16, 2010, as amended by the First Amendment to Credit Agreement, U.S. Security Agreement and Subsidiaries Guaranty, dated as of February 3, 2011, and by the Second Amendment to Credit Agreement, dated as of June 6, 2011 (as amended, restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”);
          WHEREAS, Holdings, the Borrower, the grantors from time to time party thereto and Cyan Partners, LP, as collateral agent (in such capacity, the “Collateral Agent”), are parties to the U.S. Security Agreement, dated as of August 16, 2010 (as amended, restated, supplemented and/or otherwise modified from time to time, the “U.S. Security Agreement”);
          WHEREAS, the guarantors from time to time party thereto and the Administrative Agent are parties to the Subsidiaries Guaranty, dated as of August 16, 2010 (as amended, restated, supplemented and/or otherwise modified from time to time, the “Subsidiaries Guaranty”);
          WHEREAS, the Credit Agreement provides that, in connection with (a) the issuance of a Third Party Letter of Credit and/or (b) the entry into any Hedging Agreement by any Credit Party, the relevant Approved Third Party Credit Provider will, in each case, be a Secured Creditor pursuant to, and under, the Security Documents, only if such Approved Third Party Credit Provider becomes a party to the Intercreditor Agreement;
          WHEREAS, subject to the terms and conditions of this Third Amendment, Holdings, the Borrower, the Administrative Agent, the Subsidiary Guarantors and the Required Lenders wish to amend the Credit Agreement, the U.S. Security Agreement and the Subsidiaries Guaranty as herein provided (the “Credit Documents Amendment”) including to increase the maximum aggregate amount of the Incremental Term Loans permitted under Section 2.10 of the Credit Agreement from $10,000,000 to $85,000,000 (the “Incremental Upsize Amendment”);
          WHEREAS, the Borrower seeks to borrow up to $75,000,000 of Incremental Term Loans as an increase in the Term Loans pursuant to Section 2.10 of the Credit Agreement,

as amended by the Incremental Upsize Amendment, on the terms and conditions set forth herein (the “Incremental Amendment”); and
          WHEREAS, the Borrower has delivered a notice to the Administrative Agent requesting the Incremental Term Loans in accordance with Section 2.10 of the Credit Agreement and the Administrative Agent, the Borrower and the Incremental Term Loan Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement to provide for the Incremental Term Loans from the Incremental Term Loan Lenders as set forth below;
          NOW, THEREFORE, in consideration of the premises, covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
I. Credit Documents Amendment.
          1. The definition of “Intercreditor Agreement” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Intercreditor Agreement” shall mean an intercreditor agreement, duly executed and delivered by the Administrative Agent, the Collateral Agent and one or more Approved Third Party Credit Providers, in form and substance satisfactory to the Administrative Agent in its sole discretion and providing, inter alia, (i) that after application to all reasonable costs and expenses incurred by the Collateral Agent in connection with the Intercreditor Agreement and enforcement or otherwise under any Security Document, the first $35,000,000 of proceeds from the enforcement of Collateral shall be applied to discharge obligations owed under Hedging Agreements with Approved Third Party Credit Providers that have entered into the Intercreditor Agreement and reimbursement agreements with respect to Third Party Letters of Credit issued by Approved Third Party Credit Providers that have entered into the Intercreditor Agreement; provided, that such $35,000,000 shall be reduced by the aggregate dollar amount of all deposits of cash or Cash Equivalents made pursuant to Section 8.01(w)(B) (other than any such deposits that are returned to Holdings or any of its Subsidiaries, as applicable, without any enforcement action being taken by any Approved Third Party Credit Provider against such deposits, and which no longer secure any obligations of any Approved Third Party Credit Provider), and (ii) until the earlier of (a) the satisfaction in full of all Obligations and (b) the 120th day after any Approved Third Party Credit Provider provides notice to the Collateral Agent that an event of default has occurred and is continuing under the respective Hedging Agreement or reimbursement agreement to which such Approved Third Party Credit Provider is a party and all outstanding amounts thereunder are then due and payable in full in accordance with the terms thereof (which period shall be extended in accordance with the terms of the Intercreditor Agreement), the Collateral Agent (acting on the instructions of the Required Lenders) will have the sole power to exercise remedies against the Collateral and to foreclose upon and dispose of the Collateral; provided, that following the earlier to occur of the

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events set forth in subclauses (a) and (b) above in this clause (ii), the Collateral Agent will act on the instruction of such Approved Third Party Credit Provider with respect to the exercise of such remedies against the Collateral.
2. The definition of “Permitted Junior Debt” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the text “$100,000,000” in clause (h) thereof and inserting “$135,000,000” in lieu thereof.
3. Section 2.10 of the Credit Agreement is hereby amended by deleting the text “$10,000,000” at the end of third sentence thereof and inserting “$85,000,000” in lieu thereof.
          4. Section 7.01(g) of the Credit Agreement is hereby amended by deleting the text “8.04(i)(x)” in clause (i) thereof and inserting “8.04(i)” in lieu thereof.
          5. Section 8.01(w) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(w) Liens arising (A) from deposits of cash or Cash Equivalents to secure obligations under the Hess Contracts (or letters of credit supporting such obligations) or other obligations permitted under Section 8.04(i) so long as the aggregate amount of such cash and Cash Equivalents so deposited does not exceed $32,234,880 (it being understood and agreed that the initial utilization of this basket with respect to cash and Cash Equivalents securing letters of credit supporting obligations under the Hess Contracts shall be deemed to have been made on the Effective Date) and (B) up to $10,000,000 in deposits of cash or Cash Equivalents to secure obligations under Hedging Agreements with Approved Third Party Credit Providers.
          6. The final paragraph of Section 8.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
In connection with the granting of Liens of the type described in clauses (c), (f), (g), (i), (q), (r), (v) and (w) of this Section 8.01 by the Borrower of any of its Subsidiaries, the Collateral Agent shall, to the extent requested by (and at the expense of) the Borrower, execute appropriate lien releases or lien subordination agreements in favor of the holder or holders of such Liens (other than, in the case of a granting of Liens of the type described in clause (w) of this Section 8.01, a lien release with respect to any account of a Credit Party party to any English Security Document), in each case in form and substance satisfactory to the Collateral Agent and solely with respect to the item or items of equipment or other assets subject to such Liens.
          7. Section 8.04(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(i) Indebtedness of Holdings or any of its Subsidiaries with respect to (A) Third Party Letters of Credit or (B) performance bonds, surety bonds, appeal

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bonds or customs bonds, or obligations in respect of letters of credit posted in lieu of, or to secure, any such bonds, required in the ordinary course of business or in connection with the enforcement of rights or claims of Holdings or such Subsidiary or in connection with judgments that do not result in a Default or an Event of Default; provided that (x) the aggregate outstanding amount of all such Third Party Letters of Credit, performance bonds, surety bonds, appeal bonds, customs bonds and letters of credit issued in lieu of any such bonds permitted by this clause (i) shall not at any time exceed $60,000,000 and (y) all Indebtedness under this clause (i) shall be unsecured, except as permitted under Section 8.01(w) and for security granted pursuant to the Security Documents in respect of no more than $35,000,000 of outstanding obligations under Hedging Agreements entered into with and Third Party Letters of Credit issued by Approved Third Party Credit Providers that are party to the Intercreditor Agreement; provided, that such $35,000,000 shall be reduced by the aggregate dollar amount of all deposits of cash or Cash Equivalents made pursuant to Section 8.01(w)(B) (other than any such deposits that are returned to Holdings or any of its Subsidiaries, as applicable, without any enforcement action being taken by any Approved Third Party Credit Provider against such deposits, and which no longer secure any obligations of any Approved Third Party Credit Provider).
          8. Section 8.10(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(b) Holdings will not permit the PDP Coverage Ratio as of the last day of any fiscal quarter ending (i) after the Funding Date and on or prior to December 31, 2011, to be less than 0.25:1.00 and (ii) after December 31, 2011, to be less than 0.50:1.00.
          9. Clause (iii) of Section 8.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(iii) (A) any agreement evidencing any Permitted Junior Debt; provided that such encumbrances and restrictions in agreements evidencing Permitted Junior Debt are on customary and market terms for similar financings and in any event are no more onerous to Holdings and its Subsidiaries than those encumbrances and restrictions contained in this Agreement and the other Loan Documents, but only if such negative pledge or restriction expressly permits Liens for the benefit of the Administrative Agent and/or the Collateral Agent and the Lenders with respect to the credit facilities established hereunder and the Obligations under the Credit Documents on a senior basis; and (B) any Hedging Agreement or reimbursement agreement related to any Third Party Letter of Credit, in each case with an Approved Third Party Credit Provider that is party to the Intercreditor Agreement; provided that such encumbrances and restrictions in any such Hedging Agreements or reimbursement agreements are no more onerous to Holdings and its Subsidiaries than those encumbrances and restrictions contained in this Agreement and the other Loan Documents, but only if such negative pledge or restriction expressly permits Liens for the benefit of the Administrative Agent and/or the Collateral Agent and the Lenders with respect to the credit facilities established hereunder and the Obligations under the Credit Documents,

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          10. Section 9 of the Credit Agreement is hereby amended as follows:
(a) deleting the text “or” appearing at the end of Section 9.11;
(b) inserting the text “or” after the semicolon at the end of Section 9.12; and
(c) adding the following Section 9.13 immediately after Section 9.12 thereof:
9.13. Cash and Cash Equivalents with Approved Third Party Credit Providers. The aggregate amount of cash and Cash Equivalents deposited with Approved Third Party Credit Providers to secure obligations of Holdings or any of its Subsidiaries with respect to Third Party Letters of Credit shall exceed 100% of the actual and contingent liabilities of Holdings and its Subsidiaries pursuant to reimbursement and similar agreements related to, or otherwise arising in connection with, such Third Party Letters of Credit; provided that fluctuations in foreign currency exchange rates shall be disregarded for purposes of determining whether the aforementioned percentage cap has been exceeded.
          11. The Lenders hereby consent to and approve the issuance of convertible notes that are issued pursuant to governing documentation having terms and conditions consistent with the draft Description of Notes marked “V&E Draft: 7/13/11” provided to the Administrative Agent by Vinson & Elkins LLP on July 13, 2011 (the “Draft DoN”) and in connection therewith waive any conflicting provisions contained in clauses (d), (e) and (g) of the definition of “Permitted Junior Debt” appearing in Section 1.01 of the Credit Agreement or contained in Section 8.12 of the Credit Agreement, in each case solely to the extent necessary to permit the issuance of such convertible notes. The Borrower acknowledges and agrees that such convertible notes, when issued, will be treated as Permitted Junior Debt for purposes of utilization of the basket in clause (h) of the definition of “Permitted Junior Debt” appearing in Section 1.01 of the Credit Agreement. For the avoidance of doubt, any such convertible notes that include additional covenants or events of default that are not provided for in the Draft DoN shall be deemed not to have been issued on terms and conditions consistent with the Draft DoN.
          12. Recital 8 of the U.S. Security Agreement shall be amended by inserting the following text at the end of the first sentence thereof:
     ; provided that, for purposes of the term “Event of Default”, such term shall mean any Event of Default under, and as defined in, the Credit Agreement and shall also include any “event of default” (or similar term, including, in the case of a Secured Hedging Agreement, a “termination event” with respect to which a Grantor is a “defaulting party” or “affected party”) under, and as defined in, any Secured Hedging Agreement or Secured Reimbursement Agreement.

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          13. The final paragraph of Section 2 of the U.S. Security Agreement is hereby amended and restated in its entirety to read as follows:
     Notwithstanding anything to the contrary contained herein or in any other Credit Document, the aggregate amount of Secured Obligations of the type described in clauses (b) and (c) of this Section 2 (collectively, the “Secured Third Party Credit Obligations”) secured by the Collateral pursuant to this Agreement and the Collateral (as defined under the respective Security Documents) pursuant to the other Security Documents shall not at any time exceed an amount equal to $35,000,000 less the aggregate dollar amount of all deposits of cash or Cash Equivalents made pursuant to Section 8.01(w)(B) of the Credit Agreement (other than any such deposits that are returned to Holdings or any of its Subsidiaries, as applicable, without any enforcement action being taken by any Approved Third Party Credit Provider against such deposits, and which no longer secure any obligations of any Approved Third Party Credit Provider) (the “Secured Third Party Credit Obligations Cap”). No amount of Secured Third Party Credit Obligations in excess of the Secured Third Party Credit Obligations Cap shall receive the benefit of the security interests granted pursuant to this Agreement and in no event shall any proceeds received upon the sale of, collection from, or other realization upon all or any part of the Collateral (as defined in this Agreement and the other Security Documents) be applied to the Secured Third Party Credit Obligations in an amount in excess of the Secured Third Party Credit Obligations Cap.
          14. The penultimate paragraph of Section 1(a) of the Subsidiaries Guaranty is hereby amended and restated in its entirety to read as follows:
     Notwithstanding anything to the contrary contained herein or in any other Credit Document, the aggregate amount of Other Obligations to be included within the Guaranteed Obligations pursuant to this Guaranty shall not at any time exceed an amount equal to $35,000,000 less the aggregate dollar amount of all deposits of cash or Cash Equivalents made pursuant to Section 8.01(w)(B) of the Credit Agreement (other than any such deposits that are returned to Holdings or any of its Subsidiaries, as applicable, without any enforcement action being taken by any Approved Third Party Credit Provider against such deposits, and which no longer secure any obligations of any Approved Third Party Credit Provider) (the “Other Obligations Cap”). No amount of Other Obligations in excess of the Other Obligations Cap shall receive the benefit of this Guaranty and in no event shall any proceeds received upon collection from or other realization upon this Guaranty be applied to the Other Obligations in an amount in excess of the Other Obligations Cap.
II. Incremental Amendment.
          1. Subject to the effectiveness of the Incremental Upsize Amendment, each lender party hereto providing an Incremental Term Loan Commitment (as defined below) as indicated on its signature page hereto (each, an “Incremental Term Loan Lender”) hereby

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severally agrees to provide the Incremental Term Loan Commitment set forth opposite its name on Annex I attached hereto (for each such Incremental Term Loan Lender, its “Incremental Term Loan Commitment”). Each Incremental Term Loan Commitment provided pursuant to this Third Amendment shall be subject to all of the terms and conditions set forth in the Credit Agreement, including, without limitation, Section 2.10 thereof. The Incremental Term Loan Lenders, the Administrative Agent, the Borrower and Holdings agree that each of Section II of this Third Amendment and Annex I hereto constitute an Incremental Amendment pursuant to and in accordance with Section 2.10 of the Credit Agreement.
          2. Each Incremental Term Loan Lender, Holdings, the Borrower and the Administrative Agent acknowledge and agree that the Incremental Term Loan Commitments provided pursuant to this Third Amendment shall constitute Incremental Term Loan Commitments specified in Annex I attached hereto and, upon the incurrence of Incremental Term Loans pursuant to such Incremental Term Loan Commitments, shall constitute Term Loans for all purposes of the Credit Agreement and the other applicable Credit Documents.
          3. Each Incremental Term Loan Lender, Holdings, the Borrower and the Administrative Agent agree to the terms and conditions set forth on Annex I hereto in respect of each Incremental Term Loan Commitment provided pursuant to this Third Amendment.
          4. Pursuant to Section 2.10 of the Credit Agreement, Holdings, the Borrower and the Administrative Agent hereby amend the Credit Agreement as follows:
          The table appearing in Section 4.02(a) of the Credit Agreement is hereby restated in its entirety to reflect the additional amount of Scheduled Repayments, as set forth on Annex I hereto, due on each Scheduled Repayment Date resultant from the incurrence of Incremental Term Loans pursuant to the Incremental Amendment.
          5. Each Incremental Term Loan Lender party to this Third Amendment, to the extent not already a party to the Credit Agreement as a Lender thereunder, (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Third Amendment and to become a Lender under the Credit Agreement, (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Credit Documents, (iii) acknowledges and agrees that no fiduciary or advisory relationship between the Administrative Agent and any Incremental Term Loan Lender is intended to be or has been created in respect of any of the transactions contemplated by this Third Amendment, (iv) acknowledges and agrees that the Administrative Agent, on the one hand, and each Incremental Term Loan Lender on the other hand, have an arms-length business relationship that does not directly or indirectly give rise to, and no Incremental Term Loan Lender relies on, any fiduciary duty on the Administrative Agent’s part, (v) acknowledges and agrees that each Incremental Term Loan Lender is capable of evaluating and understanding, and each such Incremental Term Loan Lender understands and accepts, the terms, risks and conditions of the transactions contemplated by this Third Amendment, (vi) acknowledges and agrees that the

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Administrative Agent or any of its Affiliates may have received fees or other compensation from Holdings or any of its Affiliates in connection with this Third Amendment which may or may not be publicly disclosed and such fees or compensation do not affect any Incremental Term Loan Lender’s independent credit decision to enter into the transactions contemplated by this Third Amendment, (vii) acknowledges and agrees that notwithstanding that no fiduciary or similar relationship exists between the Administrative Agent and any Incremental Term Loan Lender, each such Incremental Term Loan Lender hereby waives, to the fullest extent permitted by law, any claims it may have against the Administrative Agent or its Affiliates for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Administrative Agent and its Affiliates shall have no liability (whether direct or indirect) to any Incremental Term Loan Lender in respect of such a fiduciary duty claim or to any Person asserting a fiduciary duty claim on behalf of or in right of any Incremental Term Loan Lender, including any such Incremental Term Loan Lender’s stockholders, employees or creditors, (viii) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement, the other Credit Documents as are delegated to the Administrative Agent and the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto, and (ix) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Credit Documents are required to be performed by it as a Lender.
          6. Upon the occurrence of the Third Amendment Effective Date (as defined below), each Incremental Term Loan Lender party hereto (i) shall be obligated to make the Incremental Term Loans provided to be made by it as provided in this Third Amendment on the terms, and subject to the conditions, set forth in the Credit Agreement and in this Third Amendment and (ii) to the extent provided in this Third Amendment, shall have the rights and obligations of a Lender thereunder and under the other applicable Credit Documents.
          7. The Borrower acknowledges and agrees that (i) it shall be liable for all Obligations with respect to the Incremental Term Loan Commitments provided hereby, including, without limitation, all Incremental Term Loans made pursuant thereto and (ii) all such Obligations (including all such Incremental Term Loans) shall be entitled to the benefits of the Security Documents and each Guaranty.
          8. Each Subsidiary Guarantor acknowledges and agrees that all Obligations with respect to the Incremental Term Loan Commitments provided hereby and all Incremental Term Loans made pursuant thereto (i) shall be fully guaranteed pursuant to their respective Guaranties as, and to the extent, provided therein and in the Credit Agreement and (ii) are fully secured by the Security Documents and shall be entitled to the benefits of their respective Security Documents as, and to the extent, provided therein and in the Credit Agreement.
III. Miscellaneous Provisions.
          1. In order to induce the Lenders (including each Incremental Term Loan Lender) to enter into this Third Amendment, each of Holdings and the Borrower hereby represents and warrants that:

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     (i) all of the representations and warranties contained in the Credit Documents are true and correct in all material respects both before and immediately after giving effect to each of the Credit Documents Amendment Effective Date (as defined below) and the Third Amendment Effective Date, with the same effect as though such representations and warranties had been made on and as of the Credit Documents Amendment Effective Date or the Third Amendment Effective Date, as the case may be (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date);
     (ii) no Default or Event of Default exists before or immediately after giving effect to the amendments set forth in this Third Amendment, or the incurrence of Incremental Term Loans, on the Third Amendment Effective Date; and
     (iii) Holdings is in compliance with the covenants set forth in Sections 8.08 through 8.10, inclusive, of the Credit Agreement on a Pro Forma Basis for the Test Period ending on March 31, 2011, as more specifically demonstrated by the calculations set forth on Annex II hereto.
          2. This Third Amendment is limited as specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Documents, all of which other provisions are hereby ratified and confirmed and are in full force and effect. Each Credit Party party to this Third Amendment acknowledges and agrees that all Guaranteed Obligations (as defined in the Subsidiaries Guaranty after giving effect to this Third Amendment) remain secured by the Security Documents and that the Secured Creditors remain entitled to the benefits of the Security Documents.
          3. This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered (including by way of facsimile or other electronic transmission) shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.
          4. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS RULES AND PRINCIPLES THEREUNDER OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
          5. The Credit Documents Amendment, as set forth in Section I, shall become effective on the date (the “Credit Documents Amendment Effective Date”) when the Credit Parties and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: Patrice Antoine (facsimile number: 212-354-8113 / e-mail address: pantoine@whitecase.com).

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          6. The Incremental Amendment, as set forth in Section II, shall become effective immediately after the effectiveness of the Credit Documents Amendment pursuant to Section III(5) above on the date (the “Third Amendment Effective Date”) when each of the following conditions shall have been satisfied:
     (i) the Borrower shall have paid (a) to the Administrative Agent all fees and reasonable and documented out-of-pocket expenses owing to it in connection with this Third Amendment and shall have reimbursed the Administrative Agent for all reasonable and documented out-of pocket legal expenses of White & Case LLP, DLA Piper LLP (US), CMS Cameron McKenna and Nauta Dutilh incurred in connection with the Credit Agreement (including, without limitation, in connection with this Third Amendment or the First Amendment) and invoiced on or before the date hereof and (b) any other fees then due and payable in connection with the Incremental Amendment;
     (ii) the Borrower, Holdings, each Subsidiary Guarantor, each Incremental Term Loan Lender and the Administrative Agent shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: Patrice Antoine (facsimile number: 212-354-8113 / e-mail address: pantoine@whitecase.com); and
     (iii) each other condition precedent set forth in Section 6 of Annex I hereto shall have been satisfied.
          7. From and after each of the Credit Documents Amendment Effective Date and the Third Amendment Effective Date, all references in each Credit Document to the “Credit Agreement”, the “U.S. Security Agreement” and the “Subsidiaries Guaranty” shall be deemed to be references to such documents as modified hereby on the Credit Documents Amendment Effective Date or the Third Amendment Effective Date, as the case may be. From and after the Third Amendment Effective Date, (i) the Incremental Term Loans shall constitute “Incremental Term Loans” and “Term Loans” as defined in the Credit Agreement; and (ii) each Incremental Term Loan Lender shall constitute a “Lender” as defined in the Credit Agreement.
          8. After the execution and delivery to the Administrative Agent of a fully executed copy of this Third Amendment by the parties hereto, this Third Amendment may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Credit Documents pursuant to Section 13.12 of the Credit Agreement.
          9. The Credit Parties and the Collateral Agent agree to execute and deliver (i) such amendments, supplements and/or other modifications to the English Security Documents, (ii) new Security Documents that cover assets substantially similar to those covered by the Scottish Security together with relative notices, and (iii) new Security Documents that cover assets substantially similar to those covered by the Dutch Pledge Agreements, in each case as the Collateral Agent may require in connection with the Incremental Upsize Amendment and to secure the Incremental Term Loans.

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     The Lenders (including the Incremental Term Loan Lenders) hereby authorize the Collateral Agent to execute and deliver the aforementioned amendments, supplements and/or other modifications and any aforementioned new Security Documents and take any other action (including, without limitation, such actions and steps described in Section 7.12(b) of the Credit Agreement) with respect to any Collateral and Security Documents as the Collateral Agent may deem necessary in connection with the Incremental Upsize Amendment and the incurrence of Incremental Term Loans. All actions and steps described in this paragraph shall be at Holdings’ and the Borrower’s expense.
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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Third Amendment to be duly executed and delivered as of the date first above written.

ENDEAVOUR INTERNATIONAL CORPORATION
By:	/s/ J. Michael Kirksey
	Name:	J. Michael Kirksey
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to Third Amendment

ENDEAVOUR ENERGY UK LIMITED
By:	/s/ J. Michael Kirksey
	Name:	J. Michael Kirksey
	Title:	Authorized Signatory

Signature Page to Third Amendment

ENDEAVOUR OPERATING CORPORATION, as a Subsidiary Guarantor
By:	/s/ William L. Transier
	Name:	William L. Transier
	Title:	Chief Executive Officer, President and Director

Signature Page to Third Amendment

ENDEAVOUR ENERGY NORTH SEA LLC, as a Subsidiary Guarantor
By:	/s/ Catherine Stubbs
	Name:	Catherine Stubbs
	Title:	Manager

Signature Page to Third Amendment

ENDEAVOUR ENERGY NORTH SEA L.P., as a Subsidiary Guarantor By: Endeavour Energy North Sea LLC, its general partner
By:	/s/ Catherine Stubbs
	Name:	Catherine Stubbs
	Title:	Manager

Signature Page to Third Amendment

ENDEAVOUR ENERGY NEW VENTURES INC., as a Subsidiary Guarantor
By:	/s/ William L. Transier
	Name:	William L. Transier
	Title:	President and Director

Signature Page to Third Amendment

END MANAGEMENT COMPANY, as a Subsidiary Guarantor
By:	/s/ William L. Transier
	Name:	William L. Transier
	Title:	President and Director

Signature Page to Third Amendment

ENDEAVOUR INTERNATIONAL HOLDING B.V., as a Subsidiary Guarantor
By:	/s/ J. Michael Kirksey
	Name:	J. Michael Kirksey
	Title:	Managing Director A

Signature Page to Third Amendment

ENDEAVOUR ENERGY NETHERLANDS B.V., as a Subsidiary Guarantor
By:	/s/ J. Michael Kirksey
	Name:	J. Michael Kirksey
	Title:	Managing Director A

Signature Page to Third Amendment

CYAN PARTNERS, LP, as Administrative Agent, as a Lender and as an Incremental Term Loan Lender
By:	/s/ Jonathan Tunis
	Name:	Jonathan Tunis
	Title:	Authorized Signatory

Signature Page to Third Amendment

CRESCENT 1, L.P. as a Lender and as an Incremental Term Loan Lender

By: CYRUS CAPITAL PARTNERS, L.P. as Investment Manager

By:	/s/ David Milich

Name: David Milich
Title: Authorized Signatory

CYAN PI INVESTMENTS, LP, as an Incremental Term Loan Lender

By:	/s/ Ashok Nayyan
Name:	Ashok Nayyan
Title:	Authorized Signatory

CYR FUND L.P. as a Lender and as an Incremental Term Loan Lender

By: CYRUS CAPITAL PARTNERS, L.P. as Investment Manager

By:	/s/ David Milich

Name: David Milich
Title: Authorized Signatory

CYRUS EUROPE FUND, L.P. as a Lender and as an Incremental Term Loan Lender

By: CYRUS CAPITAL PARTNERS, L.P., as Investment Manager

By:	/s/ David Milich

Name: David Milich
Title: Authorized Signatory

CYRUS OPPORTUNITIES FUND II, L.P., as a Lender and as an Incremental Term Loan Lender

By: CYRUS CAPITAL PARTNERS, L.P., as Investment Manager

By:	/s/ David Milich

Name:	David Milich
Title:	Authorized Signatory

CYRUS SELECT OPPORTUNITIES FUND, L.P. as an Incremental Term Loan Lender

By: CYRUS CAPITAL PARTNERS, L.P., as Investment Manager

By:	/s/ David Milich

Name: David Milich
Title: Authorized Signatory

DODER TRUST LIMITED (as Trustee for the Bat Hanadiv Foundation No 3), as a Lender
By:	/s/ Jozef C. Hendricks
Name:	Jozef C. Hendricks
Title:	Director

DODER TRUST LIMITED (as Trustee for the Jader Trust No 4),as a Lender
By:	/s/ Jozef Hendricks
Name:	Jozef Hendricks
Title:	Director

HELIOS CORPORATE LLC, as a Lender and as an Incremental Term Loan Lender

By: Name:	/s/ Joshua Nadell Joshua Nadell
Title:	Vice President

JGB CAPITAL OFFSHORE LTD., as a Lender and as an Incremental Term Loan Lender

By: Name:	/s/ Brett Cohen Brett Cohen
Title:	Authorized Signatory

JGB CAPITAL LP., as a Lender and as an Incremental Term Loan Lender

By: Name:	/s/ Brett Cohen Brett Cohen
Title:	Authorized Signatory

JGB PARTNERS LP, as an Incremental Term Loan Lender

By: Name: Title:	/s/ Brett Cohen Brett Cohen Authorized Signatory

RIVER BIRCH MASTER FUND L.P., as a Lender and as an Incremental Term Loan Lender

By: Name:	/s/ Alex Kirk Alex Kirk
Title:	Managing Member

SAMC LLC., as a Lender and as an Incremental Term Loan Lender

By: Name:	/s/ Brett Cohen Brett Cohen
Title:	Authorized Signatory

STEELHEAD NAVIGATOR MASTER L.P., as a Lender and as an Incremental Term Loan Lender

By:	STEELHEAD PARTNERS, LLC, its
Investment Manager

By: Name:	/s/ Grant Hulse Grant Hulse
Title:	Director of Finance and Operations